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Exhibit 10.54(a)

AMENDMENT TO DISTRIBUTION SERVICES AGREEMENT

THIS AMENDMENT TO DISTRIBUTION SERVICES AGREEMENT (this "Amendment") is effective on February 28, 2007 (the "Effective Date") regardless of the date of execution by and between Reliant Pharmaceuticals, Inc. ("Reliant" or "Customer") and Cardinal Health(1) ("Cardinal Health" or "Service Supplier"). Reliant and Cardinal Health entered into a Distribution Services Agreement, dated February 1, 2005 (the "Agreement") and desire to amend the Agreement in the manner set forth in this Amendment. Capitalized terms not otherwise defined herein shall have the meaning ascribed to such terms in the Agreement.

(1)
*The term "Cardinal Health" shall include the following affiliated operating companies: Cardinal Health 110, Inc., formerly known as Whitmire Distribution Corporation, a Delaware corporation (Folsom, California); Cardinal Health 106, Inc., formerly known as James W. Daly, Inc., a Massachusetts corporation (Peabody, Massachusetts); Cardinal Health 103, Inc., formerly known as Cardinal Southeast, Inc., a Mississippi corporation (Richland, Mississippi); Cardinal Health 100, Inc., formerly known as Bindley Western Industries, Inc., an Indiana corporation (Indianapolis, Indiana); Cardinal Health 104, LP f/k/a Service Supplier Distribution, L.P., an Ohio limited partnership (Dublin, Ohio) Cardinal Health 107, Inc., formerly known as National Pharmpak Services, Inc., an Ohio corporation, and any other subsidiary of Cardinal Health, Inc., an Ohio corporation ("CHI"), as may be designated by CHI and The Cardinal Trading Company.

AGREEMENT

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.
Section 3.1 of the Agreement is hereby deleted and replaced in its entirety with the following:

3.1
Term and Termination. This Agreement shall remain in full force and effect through February 28, 2009, unless earlier terminated by either Reliant or Cardinal in accordance with this Section 3.1 (the "Initial Term"). At the expiration of the Initial Term, this Agreement shall renew automatically for successive one-year periods upon the same terms and conditions, unless either party gives the other party written notice within ninety (90) days of the expiration Term. Any reference to the "term of this Agreement" shall include the Initial Term and any such renewal periods. Notwithstanding the foregoing, this Agreement may be terminated upon (a) the mutual written agreement of the Parties, (b) (60) days advanced written notice from either party, or(c) a breach by Reliant or Cardinal Health of any of the terms of this Agreement which have not been cured within thirty (30) days of written notification thereof by the non-breaching party. If either party, in its reasonable discretion, determines that any of the terms hereunder violate any new or existing law, rule or regulation, then such party reserves the right to: terminate this Agreement upon written notice to the other. In the event that either party takes an action pursuant to the immediately preceding sentence of this Section 3.1, both Parties agree to use their reasonable best efforts to negotiate and execute a distribution services agreement that will meet, in all material respects, the economic and business expectations of the Parties with respect to this Agreement to the extent permitted by law.

2.
The contents of Schedule A of the Agreement are hereby deleted and replaced in their entirety with the following:

Total Fee:    The Total Fee (according to the charts set forth below including service fee & data fee) will be calculated and paid quarterly based on the total value of all Product invoiced

[***]  Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

to Cardinal Health less direct returns during the quarter, including brokerage and drop ship, from Reliant valued at Reliant's WAC at the time the Product was purchased (the "Invoiced Value"). Commencing with the first calendar quarter of 2008, the Service Fee portion of the Total Fee shall be calculated quarterly based upon the cumulative Invoiced Value for the immediately preceding four calendar quarters. If the [***] sales are below [***], the service fee rate will be maintained at [***]% + [***]%. By way of example, following the [***], should Cardinal Health's Invoiced Value during the period of [***] through [***] be greater than [***], but less than $[***], the applicable Service Fee for the [***] shall be [***]% as reflected in the table below. The rate will be re-evaluated at the close of each quarter, and adjusted (up or down) accordingly based on the sales volume for the previous 12 month period.

QUARTER	SERVICE FEE	DATA FEE	NLC FEE*	TOTAL FEE
[***]	[***]%	[***]%		[***]%
[***]	[***]%	[***]%		[***]%
[***]	[***]%	[***]%	[***]%	[***]%
[***]	[***]%	[***]%	[***]%	[***]%
Post 2007 Sales Volume Fee Adjustment Schedule ($000's)
	Service Fee	Data	NLC*	Total
$[***] to $[***]	[***]%	[***]%	[***]%	[***]%
$[***] to $[***]	[***]%	[***]%	[***]%	[***]%
$[***] to $[***]	[***]%	[***]%	[***]%	[***]%
$[***] to $[***]	[***]%	[***]%	[***]%	[***]%
$[***] to $[***]	[***]%	[***]%	[***]%	[***]%
Over $[***]	[***]%	[***]%	[***]%	[***]%

* = If applicable

Reliant shall pay the Total Fee no later than thirty (30) days following the end of each calendar quarter. The Total Fee will be paid to Cardinal Health in the form of a credit memo. For purposes of this Agreement a "calendar quarter" shall mean the following consecutive three calendar month periods: January 1—March 31, April 1—June 30, July 1—September 30 and October 1—December 31.

        Service Fee Credits:    Reliant will receive credit towards Total Fee for the following items:

    a.
    [***]

    b.
    [***]

3.
The contents of section 2.2 (A) are hereby deleted and replaced in entirety with the following:

2.2 Additional Inventory Management Services

(A)
Inventory Levels. During the term of this Agreement, but not commencing until inventory levels then-existing as of the effective date of this Agreement have been worked down to the levels set forth in this Paragraph (A), Service Supplier will use best efforts to maintain Aggregate Inventory Levels (for each Product) of no less than [***] and no more than [***] on all Products as calculated on Average Weekly Movement, or as reasonably requested by Reliant and agreed up by Service Supplier. New Product launches will be excluded from this requirement for the first twelve (12) months from initial launch and quantities will be mutually agreed upon between the parties. In the

[***]  Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

event that Service Supplier fails to maintain Aggregate Invenotry levels as set forth in this Section 2.2(A), Customer shall not be required to pay [***] Service Fee, as it relates to that Product, (as defined in revised version of Schedule A) to Service Supplier for the calendar quarter in which such failure occurs. Service Supplier shall be required to redistribute Customer's Products according to and using a First-In, First-Out ("FIFO") methodology.

4.
The remaining provisions of the Agreement shall remain in full force and effect as though fully set forth in this Amendment. Any conflict between the provisions of this Amendment and the Agreement shall be resolved in favor of this Amendment.

The Parties have duly executed this Amendment as of the date first written above.

CARDINAL HEALTH, INC.		RELIANT PHARMACEUTICALS, INC.
By:		By:
Name:	Brandon L. Miller	Name:	Vincent Angotti
Title:	VP Strategic Purchasing	Title:	Sr. VP Sales & Marketing

[***]  Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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AMENDMENT TO DISTRIBUTION SERVICES AGREEMENT
AGREEMENT